SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 17, 2003

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                                   KROLL INC.
             (Exact name of registrant as specified in its charter)



            Delaware                     000-21629               13-4131019
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
          incorporation)                                     Identification No.)



               900 Third Avenue
                 New York, NY                                     10022
    (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code: (212) 593-1000

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Item 5      Other Events and Regulation FD Disclosure

      On December 17 and 18, 2003, Kroll Inc. issued two press releases relating to its proposed offering of $150 million of convertible subordinated notes due 2014. Copies of the press releases are attached as exhibits hereto, which are incorporated in this Item 5 by reference.

Item 7      Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits.

            99.1  Press Release dated December 17, 2003

            99.2  Press Release dated December 18, 2003



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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              KROLL INC.


                              By: /s/ Steven L. Ford
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                                 Name:  Steven L. Ford
                                 Title: Executive Vice President and
                                        Chief Financial Officer


Date:  December 18, 2003



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Exhibit Index

      Exhibit Number          Description of Exhibit
      --------------          ----------------------

      99.1                    Press Release dated December 17, 2003

      99.2                    Press Release dated December 18, 2003



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